U.S.$90,000,000 Facility agreement Dated 9 December 2022 for CENTURY ALUMINUM VLISSINGEN B.V. as Borrower with GLENCORE INTERNATIONAL AG acting as Lender

(i) CONTENTS CLAUSE PAGE INTERPRETATION 1. Definitions and Interpretation .................................................................................................... 1 SECTION 2 THE FACILITY 2. The Facility............................................................................................................................... 11 3. Purpose .................................................................................................................................... 11 4. Conditions of Utilisation ........................................................................................................... 11 SECTION 3 UTILISATION 5. Utilisation ................................................................................................................................ 12 SECTION 4 REPAYMENT, PREPAYMENT AND CANCELLATION 6. Repayment.............................................................................................................................. 13 7. Prepayment and cancellation ................................................................................................. 13 SECTION 5 COSTS OF UTILISATION 8. Interest .................................................................................................................................... 16 9. Interest Periods ....................................................................................................................... 16 10. Fees ........................................................................................................................................ 17 SECTION 6 ADDITIONAL PAYMENT OBLIGATIONS 11. Tax Gross Up and indemnities ............................................................................................... 18 12. Increased Costs ...................................................................................................................... 20 13. Other Indemnities ................................................................................................................... 21 14. Mitigation by the lender .......................................................................................................... 22 15. Costs and expenses ............................................................................................................... 22 SECTION 7 REPRESENTATIONS, UNDERTAKINGS AND EVENTS OF DEFAULT 16. Representations ...................................................................................................................... 24 17. Information undertakings ........................................................................................................ 29 18. General undertakings ............................................................................................................. 31 19. Property undertakings ............................................................................................................ 36 20. Events of Default .................................................................................................................... 40 SECTION 8 CHANGES TO PARTIES 21. Changes to the Lender ........................................................................................................... 44 22. Changes to the Borrower ........................................................................................................ 45 SECTION 9 THE LENDER 23. The Lender ............................................................................................................................. 46 24. Conduct of business by the Lender ........................................................................................ 47

(ii) SECTION 10 ADMINISTRATION 25. Payment Mechanics ............................................................................................................... 49 26. Set-off ..................................................................................................................................... 50 27. Notices .................................................................................................................................... 51 28. Calculations and certificates ................................................................................................... 52 29. Partial invalidity ....................................................................................................................... 52 30. Remedies and waivers ........................................................................................................... 53 31. Amendments and waivers ...................................................................................................... 53 32. No suspension of recission ..................................................................................................... 53 33. Confidential Information .......................................................................................................... 53 34. Counterparts ........................................................................................................................... 55 SECTION 11 GOVERNING LAW AND ENFORCEMENT 35. Governing Law ........................................................................................................................ 56 36. Enforcement ........................................................................................................................... 56 THE SCHEDULES SCHEDULE PAGE SCHEDULE 1 Conditions Precedent ...................................................................................................... 57 SCHEDULE 2 Utilisation Request ........................................................................................................... 60

THIS AGREEMENT is dated 9 December 2022 and made between: (1) CENTURY ALUMINUM VLISSINGEN B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated and existing under Dutch law, with its corporate seat in Amsterdam, having its registered address at Frankrijkweg 2 a, Harbor 5977, 4389PB Ritthem, registered with the commercial register under number 55195229 (the "Borrower"); and (2) GLENCORE INTERNATIONAL AG as lender (the "Lender"). IT IS AGREED as follows: SECTION 1 INTERPRETATION 1. DEFINITIONS AND INTERPRETATION 1.1 Definitions In this Agreement: "Affiliate(s)" means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company. "Authorisation" means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation or registration. "Availability Period" means the period from and including 1 December 2022 to and including 1 December 2024. "Available Commitment" means the Lender's Commitment minus: (a) the amount of any outstanding Loans; and (b) in relation to any proposed Utilisation, the amount of any Loans that are due to be made on or before the proposed Utilisation Date, other than any Loans that are prepaid on or before the proposed Utilisation Date. "Break Costs" means the interest which the Lender should have received for the period from the date of receipt of all or any part of a Loan or Unpaid Sum to the last day of the current Interest Period in respect of that Loan or Unpaid Sum, had the principal amount or Unpaid Sum received been paid on the last day of that Interest Period. "Business Day(s)" means a day (other than a Saturday or Sunday) on which banks are open for general business in Zug, Switzerland. "Commitment" means U.S.$90,000,000 to the extent not cancelled, reduced or transferred by the Lender under this Agreement. "Compensation Prepayment Proceeds" means the proceeds of all compensation and/or damages for the compulsory purchase of, or any blight or disturbance affecting, the Property or the Ground Lease.

2 "Confidential Information" means all information relating to the Borrower, the Group, the Finance Documents or the Facility of which the Lender becomes aware in its capacity as, or for the purpose of becoming, the Lender or which is received by the Lender in relation to, or for the purpose of becoming the Lender under, the Finance Documents or the Facility from either: (a) any member of the Group or any of its advisers; or (b) the Lender, if the information was obtained by such Lender directly or indirectly from any member of the Group or any of its advisers, in whatever form, and includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information but excludes information that: (i) is or becomes public information other than as a direct or indirect result of any breach by the Lender of Clause 33 (Confidential Information); or (ii) is identified in writing at the time of delivery as non-confidential by any member of the Group or any of its advisers; or (iii) is known by the Lender before the date the information is disclosed to it in accordance with paragraphs (a) or (b) above or is lawfully obtained by the Lender after that date, from a source which is, as far as the Lender is aware, unconnected with the Group and which, in either case, as far as the Lender is aware, has not been obtained in breach of, and is not otherwise subject to, any obligation of confidentiality. "Confidentiality Undertaking" means a confidentiality undertaking substantially in a recommended form of the LMA or in any other form agreed between the Borrower and the Lender. "Default" means an Event of Default or any event or circumstance specified in Clause 20 (Events of Default) which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default. "Delegate" means any delegate, agent or attorney appointed by the Lender. “Dutch Civil Code” means the Burgerlijk Wetboek. "Dutch Mortgage Agreement" means the deed of mortgage between the Borrower as mortgagor and the Lender as mortgagee creating a right of mortgage (hypotheekrecht) over the Ground Lease. “Dutch Omnibus Pledge Agreement” means the omnibus deed of pledge between the Borrower as pledgor and the Lender as pledgee creating a right of pledge (pandrecht) over moveable assets, account banks, insurances and other receivables. “Dutch Share Pledge Agreement” means the deed of pledge of shares between the Parent as pledgor, the Lender as pledgee and the Borrower as company creating a right of pledge (pandrecht) over the shares in the Borrower.

3 "Environment" means humans, animals, plants and all other living organisms including the ecological systems of which they form part and the following media: (a) air (including, without limitation, air within natural or man-made structures, whether above or below ground); (b) water (including, without limitation, territorial, coastal and inland waters, water under or within land and water in drains and sewers); and (c) land (including, without limitation, land under water). "Environmental Claim" means any claim, proceeding, formal notice or investigation by any person in respect of any Environmental Law. "Environmental Law" means any applicable law or regulation which relates to: (a) the pollution or protection of the Environment; (b) the conditions of the workplace; or (c) the generation, handling, storage, use, release or spillage of any substance which, alone or in combination with any other, is capable of causing harm to the Environment, including, without limitation, any waste. "Environmental Permits" means any permit and other Authorisation and the filing of any notification, report or assessment required under any Environmental Law for the operation of the business of any member of the Group conducted on or from the properties owned or used by any member of the Group. "Event of Default" means any event or circumstance specified as such in Clause 20 (Events of Default). “Excluded Compensation Prepayment Proceeds” means any of the Compensation Prepayment Proceeds which the Borrower notifies the Lender are, or are to be, applied in the replacement, reinstatement and/or repair of the Property as soon as possible but in any event within 180 days, or such longer period as the Lender may agree) after receipt. "Facility" means the term loan facility made available under this Agreement as described in Clause 2 (The Facility). "Finance Document" means this Agreement, any Security Document and any other document designated as such by the Lender and the Borrower. "Financial Indebtedness" means any indebtedness for or in respect of: (a) moneys borrowed; (b) any amount raised by acceptance under any acceptance credit facility or dematerialised equivalent; (c) any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument; (d) the amount of any liability in respect of any lease or hire purchase contract which would, in accordance with GAAP, be treated as a balance sheet liability (other than any liability in

4 respect of a lease or hire purchase contract which would, in accordance with GAAP in force immediately before the adoption of IFRS 16 (Leases), have been treated as an operating lease); (e) receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis); (f) any amount raised under any other transaction (including any forward sale or purchase agreement) of a type not referred to in any other paragraph of this definition having the commercial effect of a borrowing; (g) any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the marked to market value (or, if any actual amount is due as a result of the termination or close-out of that derivative transaction, that amount) shall be taken into account); (h) shares which are expressed to be redeemable; (i) any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution; and (j) the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (i) above. “Fixed Rate” means 8.75 per cent. per annum. "GAAP" means generally accepted accounting principles, standards and practices in the Netherlands, including IFRS. “Ground Lease” means the right of ground lease (recht van erfpacht) vested on the Property and issued by North Sea Port Netherlands N.V. under which the Borrower holds title to the Property, as described in the Dutch Mortgage Agreement. "Ground Lease Prepayment Proceeds" means any premium or other amount paid to the Borrower in respect of any agreement to amend, supplement, extend, waive, surrender, terminate or release the Ground Lease. "Group" means the Borrower and its Subsidiaries for the time being. "Holding Company" means, in relation to a person, any other person in respect of which it is a Subsidiary. "IFRS" means international accounting standards within the meaning of the IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements. "Insurances" means any contract of insurance required under Clause 16.24 (Insurances). "Interest Period" means, in relation to a Loan, each period determined in accordance with Clause 9 (Interest Periods) and, in relation to an Unpaid Sum, each period determined in accordance with Clause 8.3 (Default interest).

5 "Legal Reservations" means general legal principles which are set out as qualifications or reservations as to matters of law of general application in any legal opinions supplied to the Lender as a condition precedent under this Agreement on or before the first Utilisation Date. "LMA" means the Loan Market Association. "Loan" means a loan made or to be made under the Facility or the principal amount outstanding for the time being of that loan. "Material Adverse Effect" means a material adverse effect on or material adverse change in: (a) the financial condition, assets, prospects or business of the Borrower or the consolidated financial condition, assets, prospects or business of the Group; (b) the ability of a Transaction Obligor to perform and comply with its obligations under any Finance Document; (c) the validity, legality or enforceability of any Finance Document; or (d) the validity, legality or enforceability of any Security expressed to be created pursuant to any Security Document or on the priority and ranking of any of that Security. "Material Licence(s)" means the environmental permit (omgevingsvergunning) issued to the Borrower and dated 15 October 2013 with case number (zaaknummer) Wa.13.008. "Month(s)" means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that: (a) if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day; and (b) if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month. The above rules will only apply to the last Month of any period. "New Lender" has the meaning given to that term in Clause 21 (Changes to the Lender). "Original Financial Statements" means the audited financial statements of the Borrower for the financial year ended 31 December 2021. "Original Jurisdiction" means, in relation to any Transaction Obligor, the jurisdiction under whose laws that Transaction Obligor is incorporated as at the date of this Agreement. “Parent” means Norðurál Grundartangi ehf. "Party" means a party to this Agreement. “Property” means the real property located at Frankrijkweg 2 a and 2 W, 4389 PB Ritthem, the Netherlands with land register reference “Vlissingen M 1504”. "Property Report" means, in respect of the Property and the Ground Lease, any certificate of or report on title supplied to the Lender as a condition precedent under this Agreement pursuant to Clause 4.1 (Initial conditions precedent).

6 "Relevant Jurisdiction" means, in relation to a Transaction Obligor: (a) its Original Jurisdiction; (b) any jurisdiction where any asset subject to or intended to be subject to the Transaction Security to be created by it is situated; (c) any jurisdiction where it conducts its business; and (d) the jurisdiction whose laws govern the perfection of any of the Security Documents entered into by it. "Repeating Representations" means each of the representations set out in Clauses 16.1 (Status), 16.2 (Binding obligations), 16.3 (Non-conflict with other obligations), 16.4 (Power and authority), 16.6 (Governing law and enforcement), 16.10 (No default), 16.11 (No misleading information), 16.12 (Financial statements), 16.13 (Pari passu ranking), 16.14 (No proceedings), 16.15 (Title), 16.17 (No breach of laws), 16.18 (Environmental laws), 16.21 (Good title to assets), 16.22 (Shares), 16.25 (No immunity) and 16.27 (Material Licences). "Representative" means any delegate, agent, manager, administrator, nominee, attorney or custodian. "Secured Party" means the Lender or any Delegate. "Security" means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect. "Security Assets" means all of the assets of the Transaction Obligors which from time to time are, or are expressed to be, the subject of the Transaction Security. "Security Documents" means: (a) the Dutch Mortgage Agreement; (b) the Dutch Omnibus Pledge Agreement; (c) the Dutch Share Pledge Agreement; and (d) any other security document that may at any time be given as security for any of the liabilities of the Borrower pursuant to or in connection with any Finance Document. "Security Property" means: (a) the Transaction Security expressed to be granted in favour of the Lender and all proceeds of that Transaction Security; (b) all obligations expressed to be undertaken by the Borrower to pay amounts to the Lender under or in connection with the Finance Documents and secured by the Transaction Security together with all representations and warranties and undertakings expressed to be given by the Borrower or any other person in favour of the Lender; and (c) any other amounts or property, whether rights, entitlements, choses in action or otherwise, actual or contingent, which the Lender holds as security.

7 "Subsidiary" means a dochtermaatschappij within the meaning of Section 2:24a of the Dutch Civil Code (regardless of whether the shares or voting rights on the shares in such company are held directly or indirectly through another dochtermaatschappij) or, in relation to any company, corporation or other legal entity (a "holding company"), a company, corporation or other legal entity: (a) which is controlled, directly or indirectly, by the holding company; (b) in which a majority of the voting rights are held by the holding company, either alone or pursuant to an agreement with others; (c) more than half the issued share capital of which is beneficially owned, directly or indirectly, by the holding company; or (d) which is a subsidiary of another Subsidiary of the holding company, and, for this purpose, a company, corporation or other legal entity shall be treated as being controlled by another if that other company, corporation or other legal entity is able to determine the composition of the majority of its board of directors or equivalent body. "Tax" means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same). "Termination Date" means 2 December 2024. “Topco” means Century Aluminium Company. “Transaction Obligor” means the Borrower and the Parent. "Transaction Security" means the Security created or evidenced or expressed to be created or evidenced under the Security Documents. "Unpaid Sum" means any sum due and payable but unpaid by the Borrower under the Finance Documents. "Utilisation" means a utilisation of the Facility. "Utilisation Date" means the date of a Utilisation, being the date on which the relevant Loan is to be made. "Utilisation Request" means a notice substantially in the form set out in Schedule 2 (Utilisation Request). "VAT" means: (a) any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112); and (b) any other tax of a similar nature, whether imposed in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in paragraph (a) above or imposed elsewhere. 1.2 Construction (a) Unless a contrary indication appears, any reference in this Agreement to:

8 (i) the "Borrower", the "Lender", any "Party", any "Secured Party" or any “Transaction Obligor” shall be construed so as to include its successors in title, permitted assigns and permitted transferees to, or of, its rights and/or obligations under the Finance Documents; (ii) "assets" includes present and future properties, revenues and rights of every description; (iii) a "Finance Document" or any other agreement or instrument is a reference to that Finance Document or other agreement or instrument as amended, supplemented, extended, restated (however fundamentally and whether or not more onerously) or replaced and includes any change in the purpose of, any extension of or any increase in any facility or the addition of any new facility under any Finance Document or other agreement or instrument; (iv) "indebtedness" includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent; (v) a "person" includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium, partnership or other entity (whether or not having separate legal personality); (vi) a "regulation" includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or of any regulatory, self-regulatory or other authority or organisation; (vii) a provision of law is a reference to that provision as amended or re-enacted from time to time; and (viii) a time of day is a reference to local time in Switzerland or the Netherlands. (b) The determination of the extent to which a rate is "for a period equal in length" to an Interest Period shall disregard any inconsistency arising from the last day of that Interest Period being determined pursuant to the terms of this Agreement. (c) Section, Clause and Schedule headings are for ease of reference only. (d) Unless a contrary indication appears, a term used in any other Finance Document or in any notice given under or in connection with any Finance Document has the same meaning in that Finance Document or notice as in this Agreement. (e) A Default (other than an Event of Default) is "continuing" if it has not been remedied or waived and an Event of Default is "continuing" if it has not been waived. 1.3 Currency symbols and definitions "U.S.$", "USD" and "U.S. dollars" denote the lawful currency of the United States of America. 1.4 Third party rights Unless expressly provided to the contrary in a Finance Document a person who is not a Party has no right to enforce or enjoy the benefit of any term of this Agreement under Section 6:253 et seq. of the Dutch Civil Code. 1.5 Dutch terms In any Finance Document, a reference to:

9 (a) an "attachment" includes an executoriaal beslag and a conservatoir beslag. (b) "gross negligence" means grove schuld or grove nalatigheid; (c) “Ground Lease” includes erfpacht or ondererfpacht in connection with the Property within the meaning of Section 5:85 of the Dutch Civil Code or Section 5:93 of the Dutch Civil Code respectively according to which the lessor or the sublessor may hold and use the property; (d) a "property right" means zakelijk recht including, without limitation, ground lease, right of superficies (opstalrecht) or condominium right (appartementsrecht); (e) “real property” means the land including any buildings and works erected thereon as well as any property right giving a right to use that land and/or any building and/or works erected thereon (onroerend goed); (f) a "security interest" includes, in respect of the Borrower or in connection with any security in the Netherlands, any mortgage (hypotheek), pledge (pandrecht), retention of title arrangement (eigendomsvoorbehoud), privilege (voorrecht), right of retention (recht van retentie), right to reclaim goods (recht van reclame), and, in general, any right in rem (beperkt recht), created for the purpose of granting security (goederenrechtelijk zekerheidsrecht); (g) "the Netherlands" or "Dutch" refers to the European part of the Netherlands only. (h) "wilful misconduct" means opzet; and In any Finance Document in relation to the Borrower, a reference to: (i) a "necessary action to authorise", where applicable, includes, without limitation: (i) any action required to comply with the Works Councils Act of the Netherlands (Wet op de ondernemingsraden); and (ii) obtaining positive or neutral advice (advies) from each competent works council(s) (or confirmation that the competent works council(s) will not exercise its right to render advice) which, if conditional, contains conditions which, in the opinion of the Lenders, can reasonably be complied with and would not cause and are not reasonably likely to cause a breach of any term of this Agreement; (j) "constitutional documents" means the articles of association (statuten) and deed of incorporation (akte van oprichting) and an up-to-date extract of registration of the Trade Register of the Dutch Chamber of Commerce; (k) a "winding-up", "administration" or "dissolution" (and any of those terms) includes the Borrower being declared bankrupt (failliet verklaard) or dissolved (ontbonden); (l) a "moratorium" includes surseance van betaling and "a moratorium is declared" includes surseance verleend; (m) any "step" or "procedure" taken in connection with insolvency proceedings includes a Dutch entity having filed a notice under section 36 of the Tax Collection Act of the Netherlands (Invorderingswet 1990) or section 60 of the Social Insurance Financing Act

10 (Wet Financiering Sociale Verzekeringen) in conjunction with section 36 of the Tax Collection Act of the Netherlands; (n) unless a contrary indication appears, a "director", means a managing director (bestuurder) and "board of directors" means its managing board (bestuur); (o) a "liquidator" and "trustee" includes a curator; (p) an "administrator" includes a bewindvoerder; (q) a "receiver" or an "administrative receiver" does not include a curator or bewindvoerder; and (r) an "other similar official" includes a restructuring expert (herstructureringsdeskundige) or observer (observator).

11 SECTION 2 THE FACILITY 2. THE FACILITY 2.1 The Facility Subject to the terms of this Agreement, the Lender makes available to the Borrower a term loan facility in United States dollars in an amount equal to the Commitment. 3. PURPOSE 3.1 Purpose The Borrower shall apply all amounts borrowed by it under the Facility towards: (a) general corporate and working capital purposes of Topco and its Subsidiaries; and (b) refinancing or repaying existing Financial Indebtedness of Topco and its Subsidiaries. 3.2 Monitoring The Lender is not bound to monitor or verify the application of any amount borrowed pursuant to this Agreement. 4. CONDITIONS OF UTILISATION 4.1 Initial conditions precedent The Borrower may not deliver a Utilisation Request unless the Lender has received all of the documents and other evidence listed in Schedule 1 (Conditions precedent) in form and substance satisfactory to the Lender. The Lender shall notify the Borrower promptly upon being so satisfied. 4.2 Further conditions precedent The Lender will only be obliged to comply with Clause 5.4 (Availability of Loans) if on the date of the Utilisation Request and on the proposed Utilisation Date: (a) no Default is continuing or would result from the proposed Loan; and (b) the Repeating Representations to be made by the Borrower are true in all material respects. 4.3 Maximum number of Loans The Borrower may not deliver a Utilisation Request if as a result of the proposed Utilisation more than ten (10) Loans would be outstanding at a given time.

12 SECTION 3 UTILISATION 5. UTILISATION 5.1 Delivery of a Utilisation Request The Borrower may utilise the Facility by delivery to the Lender of a duly completed Utilisation Request not later than 10am three Business Days before the proposed Utilisation Date. 5.2 Completion of a Utilisation Request (a) Each Utilisation Request is irrevocable and will not be regarded as having been duly completed unless: (i) the proposed Utilisation Date is a Business Day within the Availability Period on which the markets for clearing in USD are open; (ii) the currency and amount of the Utilisation comply with Clause 5.3 (Currency and amount); (iii) the proposed Interest Period complies with Clause 9 (Interest Periods); and (iv) it specifies the account and bank (which must be in the Netherlands or London) to which the proceeds of the Utilisation are to be credited. (b) Only one Loan may be requested in each Utilisation Request. 5.3 Currency and amount (a) The currency specified in a Utilisation Request must be United States dollars. (b) The amount of the proposed Loan must be: (i) a minimum of U.S. $5,000,000 or, if less, the Available Commitment; or (ii) in any event such that it is less than or equal to the Available Commitment. 5.4 Availability of Loans If the conditions set out in this Agreement have been met, the Lender shall make each Loan available by the Utilisation Date. 5.5 Cancellation of Commitment The Commitment which, at that time, is unutilised shall be immediately cancelled at the end of the Availability Period for the Facility.

13 SECTION 4 REPAYMENT, PREPAYMENT AND CANCELLATION 6. REPAYMENT 6.1 Repayment of Loans The Borrower shall repay each Loan on the Termination Date. 6.2 Reborrowing The Borrower may not reborrow any part of the Facility which is repaid in accordance with Clause 6.1 (Repayment of Loans). 7. PREPAYMENT AND CANCELLATION 7.1 Illegality If, in any applicable jurisdiction, it becomes unlawful for the Lender to perform any of its obligations as contemplated by this Agreement or to fund or maintain any Loan or it becomes unlawful for any Affiliate of the Lender for the Lender to do so: (a) the Lender shall promptly notify the Borrower upon becoming aware of that event; (b) upon the Lender notifying the Borrower, the Available Commitment will be immediately cancelled; and (c) the Borrower shall repay the Loans on the last day of the Interest Period for each Loan occurring after the Lender has notified the Borrower or, if earlier, the date specified by the Lender in the notice delivered to the Borrower (being no earlier than the last day of any applicable grace period permitted by law) and the corresponding Commitment(s) shall be immediately cancelled in the amount repaid. 7.2 Change of control (a) If the Parent ceases to directly hold 100% of the shares in the capital of the Borrower or if Topco ceases to, directly or indirectly, control the Borrower: (i) the Borrower shall promptly notify the Lender upon becoming aware of that event; (ii) the Lender shall not be obliged to fund a Utilisation; and (iii) the Lender may, by not less than 3 days' notice to the Borrower, cancel each Available Commitment and declare all Loans, together with accrued interest, and all other amounts accrued or outstanding under the Finance Documents immediately due and payable, whereupon each such Available Commitment will be immediately cancelled, the Facility shall immediately cease to be available for further utilisation and all such Loans, accrued interest and other amounts shall become immediately due and payable. (b) For the purpose of paragraph (a) above, "control" means: (i) the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to: (A) cast, or control the casting of, the majority of the maximum number of votes that might be cast at a general meeting of the Borrower;

14 (B) appoint or remove all, or the majority, of the directors or other equivalent officers of the Borrower; or (C) give directions with respect to the operating and financial policies of the Borrower with which the directors or other equivalent officers of the Borrower are obliged to comply; and/or (ii) the holding beneficially of the majority of the issued share capital of the Borrower (excluding any part of that issued share capital that carries no right to participate beyond a specified amount in a distribution of either profits or capital). 7.3 Mandatory prepayment The Borrower must apply the following amounts in prepayment of the Loans, and payment of prepayment fees and other amounts referred to in paragraph (b) of Clause 7.6 (Restrictions) promptly upon receipt: (a) the amount of Compensation Prepayment Proceeds except for the Excluded Compensation Proceeds; and (b) the amount of Ground Lease Prepayment Proceeds. 7.4 Voluntary cancellation The Borrower may, if it gives the Lender not less than 30 Business Days' prior notice, cancel the whole or any part (being a minimum amount of U.S.$5,000,000) of the Available Commitment. 7.5 Voluntary prepayment of Loans The Borrower may, if it gives the Lender not less than three Business Days' prior notice, prepay the whole or any part of a Loan (but, if in part, being an amount that reduces the Loan by a minimum amount of U.S.$1,000,000). 7.6 Restrictions (a) Any notice of cancellation or prepayment given by any Party under this Clause 7 shall be irrevocable and, unless a contrary indication appears in this Agreement, shall specify the date or dates upon which the relevant cancellation or prepayment is to be made and the amount of that cancellation or prepayment. (b) Any prepayment under this Agreement shall be made together with accrued interest on the amount prepaid and, subject to any Break Costs, without premium or penalty. (c) Unless a contrary indication appears in this Agreement, any part of the Facility which is prepaid in accordance with Clause 7.5 (Voluntary prepayment of Loans), and not cancelled in accordance with Clause 7.4 (Voluntary cancellation), may be reborrowed in accordance with the terms of this Agreement. (d) The Borrower shall not repay or prepay all or any part of the Loans or cancel all or any part of the Commitment except at the times and in the manner expressly provided for in this Agreement. (e) No amount of the Commitment cancelled under this Agreement may be subsequently reinstated. (f) If all or part of a Loan is repaid or prepaid and is not available for redrawing (other than by operation of Clause 4.2 (Further conditions precedent)), an amount of the Commitment (equal to the amount

15 of the Loan which is repaid or prepaid) will be deemed to be cancelled on the date of repayment or prepayment.

16 SECTION 5 COSTS OF UTILISATION 8. INTEREST 8.1 Calculation of interest The rate of interest on each Loan for each Interest Period is the Fixed Rate. 8.2 Payment of interest The Borrower shall pay accrued interest on each Loan on the last day of each Interest Period. 8.3 Default interest (a) If the Borrower fails to pay any amount payable by it under a Finance Document on its due date, interest shall accrue on the overdue amount from the due date up to the date of actual payment (both before and after judgment) at a rate which, subject to paragraph (b) below, is the sum of 2 per cent. and the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted a Loan in the currency of the overdue amount for successive Interest Periods, each of a duration selected by the Lender (acting reasonably). Any interest accruing under this Clause 8.3 shall be immediately payable by the Borrower on demand by the Lender. (b) If any overdue amount consists of all or part of a Loan which became due on a day which was not the last day of an Interest Period relating to that Loan: (i) the first Interest Period for that overdue amount shall have a duration equal to the unexpired portion of the current Interest Period relating to that Loan; and (ii) the rate of interest applying to the overdue amount during that first Interest Period shall be the sum of 2 per cent. and the rate which would have applied if the overdue amount had not become due. (c) Default interest (if unpaid) arising on an overdue amount will be compounded with the overdue amount at the end of each Interest Period applicable to that overdue amount but will remain immediately due and payable. 9. INTEREST PERIODS 9.1 Selection of Interest Periods (a) The Interest Period shall be 1 Month or any other period agreed between the Borrower and the Lender. (b) An Interest Period for a Loan shall not extend beyond the Termination Date. (c) Each Interest Period for a Loan shall start on the Utilisation Date or (if already made) on the last day of its preceding Interest Period. 9.2 Non-Business Days If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

17 10. FEES 10.1 Commitment fee (a) The Borrower shall pay to the Lender a fee in United States dollars computed at the rate of 0.625 per cent. per annum on the Lender's Available Commitment for the Availability Period. (b) The accrued commitment fee is payable on the last day of each successive period of three Months which ends during the Availability Period, on the last day of the Availability Period and, if cancelled in full, on the cancelled amount of the Lender's Commitment at the time the cancellation is effective. (c) The Lender shall calculate the accrued commitment fee payable on the last day of each successive period of three Months on the basis of the weighted average Available Commitment for that period of three Months. 10.2 Break Costs (a) The Borrower shall, within three Business Days of demand by the Lender, pay to the Lender its Break Costs attributable to all or any part of a Loan or Unpaid Sum being paid by the Borrower on a day other than the last day of an Interest Period for that Loan or Unpaid Sum. (b) The Lender shall, as soon as reasonably practicable after a demand by the Borrower, provide a certificate confirming the amount of its Break Costs for any Interest Period in which they accrue.

18 SECTION 6 ADDITIONAL PAYMENT OBLIGATIONS 11. TAX GROSS UP AND INDEMNITIES 11.1 Definitions In this Agreement: "Tax Credit" means a credit against, relief or remission for, or repayment of any Tax. "Tax Deduction" means a deduction or withholding for or on account of Tax from a payment under a Finance Document. "Tax Payment" means either the increase in a payment made by the Borrower to the Lender under Clause 11.2 (Tax gross-up) or a payment under Clause 11.3 (Tax indemnity). Unless a contrary indication appears, in this Clause 11 a reference to "determines" or "determined" means a determination made in the absolute discretion of the person making the determination. 11.2 Tax gross-up (a) The Borrower shall make all payments to be made by it without any Tax Deduction, unless a Tax Deduction is required by law. (b) The Borrower shall promptly upon becoming aware that the Borrower must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Lender accordingly. Similarly, the Lender shall notify the Borrower on becoming so aware in respect of a payment payable to the Lender. (c) If a Tax Deduction is required by law to be made by the Borrower, the amount of the payment due from the Borrower shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required. (d) If the Borrower is required to make a Tax Deduction, it shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law. (e) Within thirty days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Borrower shall deliver to the Lender evidence reasonably satisfactory to the Lender that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority. 11.3 Tax indemnity (a) If the Lender is or will be subject to any liability, or required to make any payment for or on account of Tax in relation to a sum received or receivable (or any sum deemed for the purposes of Tax to be received or receivable) under a Finance Document, then the Borrower shall (within three Business Days of demand by the Lender) pay to the Lender an amount equal to the loss, liability or cost which the Lender determines will be or has been (directly or indirectly) suffered for or on account of Tax by it in respect of a Finance Document. (b) Paragraph (a) above shall not apply:

19 (i) with respect to any Tax assessed on the Lender under the law of the jurisdiction in which the Lender is incorporated or, if different, the jurisdiction (or jurisdictions) in which the Lender is treated as resident for tax purposes, if that Tax is imposed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by the Lender; or (ii) to the extent a loss, liability or cost is compensated for by an increased payment under Clause 11.2 (Tax gross-up). (c) If the Lender makes, or intends to make, a claim under paragraph (a) above it shall promptly notify the Borrower of the event which will give, or has given, rise to the claim. 11.4 Tax Credit If the Borrower makes a Tax Payment and the Lender determines that: (a) a Tax Credit is attributable to an increased payment of which that Tax Payment forms part, to that Tax Payment or to a Tax Deduction in consequence of which that Tax Payment was required; and (b) the Lender has obtained and utilised that Tax Credit, the Lender shall pay an amount to the Borrower which the Lender determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by the Borrower. 11.5 Stamp taxes The Borrower shall pay and, within three Business Days of demand, indemnify each Secured Party against any cost, loss or liability that Secured Party incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Finance Document. 11.6 VAT (a) All amounts expressed to be payable under a Finance Document by any Party to the Lender which (in whole or in part) constitute the consideration for any supply for VAT purposes are deemed to be exclusive of any VAT which is chargeable on that supply, and accordingly, if VAT is or becomes chargeable on any supply made by the Lender to any Party under a Finance Document and the Lender is required to account to the relevant tax authority for the VAT, that Party must pay to the Lender (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of the VAT (and the Lender must promptly provide an appropriate VAT invoice to that Party). (b) Where a Finance Document requires any Party to reimburse or indemnify the Lender for any cost or expense, that Party shall reimburse or indemnify (as the case may be) the Lender for the full amount of such cost or expense, including such part thereof as represents VAT, save to the extent that the Lender reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority. (c) Any reference in this Clause 11.6 to any Party shall, at any time when such Party is treated as a member of a group or unity (or fiscal unity) for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the person who is treated at that time as making the supply, or (as appropriate) receiving the supply, under the grouping rules (provided for

20 in Article 11 of Council Directive 2006/112/EC (or as implemented by the relevant member state of the European Union) or any other similar provision in any jurisdiction which is not a member state of the European Union) so that a reference to a Party shall be construed as a reference to that Party or the relevant group or unity (or fiscal unity) of which that Party is a member for VAT purposes at the relevant time or the relevant representative member (or head) of that group or unity (or fiscal unity) at the relevant time (as the case may be). (d) In relation to any supply made by the Lender to any Party under a Finance Document, if reasonably requested by the Lender, that Party must promptly provide the Lender with details of that Party’s VAT registration and such other information as is reasonably requested in connection with the Lender’s VAT reporting requirements in relation to such supply. 12. INCREASED COSTS 12.1 Increased Costs (a) Subject to Clause 12.3 (Exceptions) the Borrower shall, within three Business Days of a demand by the Lender, pay the Lender the amount of any Increased Costs incurred by the Lender or any of its Affiliates as a result of (i) the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation or (ii) compliance with any law or regulation made after the date of this Agreement. (b) In this Agreement: "Increased Costs" means: (i) a reduction in the rate of return from the Facility or on the Lender's (or its Affiliate's) overall capital; (ii) an additional or increased cost; or (iii) a reduction of any amount due and payable under any Finance Document, which is incurred or suffered by the Lender or any of its Affiliates to the extent that it is attributable to the Lender having entered into its Commitment or funding or performing its obligations under any Finance Document. 12.2 Increased Cost claims (a) If the Lender intends to make a claim pursuant to Clause 12.1 (Increased Costs) it shall notify the Borrower of the event giving rise to the claim. (b) The Lender shall, as soon as practicable after a demand by the Borrower, provide a certificate confirming the amount of its Increased Costs. 12.3 Exceptions (a) Clause 12.1 (Increased Costs) does not apply to the extent any Increased Cost is: (i) attributable to a Tax Deduction required by law to be made by the Borrower; (ii) compensated for by Clause 11.3 (Tax indemnity) (or would have been compensated for under Clause 11.3 (Tax indemnity) but was not so compensated solely because any of the exclusions in paragraph (b) of Clause 11.3 (Tax indemnity) applied); or (iii) attributable to the wilful breach by the Lender or its Affiliates of any law or regulation.

21 (b) In this Clause 12.3, a reference to a "Tax Deduction" has the same meaning given to that term in Clause 11.1 (Definitions). 13. OTHER INDEMNITIES 13.1 Currency indemnity (a) If any sum due from the Borrower under the Finance Documents (a "Sum"), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the "First Currency") in which that Sum is payable into another currency (the "Second Currency") for the purpose of: (i) making or filing a claim or proof against the Borrower; or (ii) obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings, the Borrower shall as an independent obligation, within three Business Days of demand, indemnify the Lender against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum. (b) The Borrower waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency or currency unit other than that in which it is expressed to be payable. 13.2 Other indemnities The Borrower shall, within three Business Days of demand, indemnify each Secured Party against any cost, loss or liability incurred by that Secured Party as a result of: (a) the occurrence of any Event of Default; (b) a failure by the Borrower to pay any amount due under a Finance Document on its due date; (c) funding, or making arrangements to fund, a Loan requested by the Borrower in a Utilisation Request but not made by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by the Secured Party); or (d) a Loan (or part of a Loan) not being prepaid in accordance with a notice of prepayment given by the Borrower. 13.3 Indemnity to the Lender The Borrower shall promptly indemnify the Lender and every Delegate against any cost, loss or liability incurred by the Lender (acting reasonably) as a result of: (a) investigating any event which it reasonably believes is a Default; (b) acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised; (c) instructing lawyers, accountants, tax advisers, surveyors or other professional advisers or experts as permitted under this Agreement;

22 (d) any failure by the Borrower to comply with its obligations under Clause 15 (Costs and expenses); (e) taking, holding, protection or enforcement of the Transaction Security; (f) the exercise of any of the rights, powers, discretions, authorities and remedies vested in it and each Delegate by the Finance Documents or by law; (g) any default by a Transaction Obligor in the performance of any of the obligations expressed to be assumed by it in the Finance Documents; or (h) acting as Lender or Delegate under the Finance Documents or which otherwise relates to any of the Security Property (otherwise, in each case, than by reason of the relevant Lender’s or Delegate’s gross negligence or wilful misconduct). 14. MITIGATION BY THE LENDER 14.1 Mitigation (a) The Lender shall, in consultation with the Borrower, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable under or pursuant to, or cancelled pursuant to, any of Clause 7.1 (Illegality), Clause 11 (Tax gross-up and indemnities) or Clause 12 (Increased Costs) including (but not limited to) transferring its rights and obligations under the Finance Documents to another Affiliate. (b) Paragraph (a) above does not in any way limit the obligations of the Borrower under the Finance Documents. 14.2 Limitation of liability (a) The Borrower shall promptly indemnify the Lender for all costs and expenses reasonably incurred by the Lender as a result of steps taken by it under Clause 14.1 (Mitigation). (b) The Lender is not obliged to take any steps under Clause 14.1 (Mitigation) if, in its opinion (acting reasonably), to do so might be prejudicial to it. 15. COSTS AND EXPENSES 15.1 Amendment costs If: (a) the Borrower requests an amendment, waiver or consent; or (b) an amendment is required pursuant to Clause 25.8 (Change of currency), the Borrower shall, within three Business Days of demand, reimburse the Lender for the amount of all costs and expenses (including legal fees) reasonably incurred by the Lender (and any Delegate) in responding to, evaluating, negotiating or complying with that request or requirement. 15.2 Enforcement and preservation costs The Borrower shall, within three Business Days of demand, pay to each Secured Party the amount of all costs and expenses (including legal fees) incurred by that Secured Party in connection with the enforcement of, or the preservation of any rights under, any Finance Document or the Transaction Security and with any proceedings instituted by or against that Secured Party as a

23 consequence of it entering into a Finance Document or taking or holding the Transaction Security, or enforcing those rights.

24 SECTION 7 REPRESENTATIONS, UNDERTAKINGS AND EVENTS OF DEFAULT 16. REPRESENTATIONS The Borrower makes the representations and warranties set out in this Clause 16 to the Lender on the date of this Agreement. 16.1 Status (a) Topco and each Transaction Obligor is a corporation, duly incorporated and validly existing under the law of its jurisdiction of incorporation. (b) Topco, each Transaction Obligor and each member of the Group has the power to own its assets and carry on its business as it is being conducted. 16.2 Binding obligations The obligations expressed to be assumed by each Transaction Obligor in each Finance Document are, subject to the Legal Reservations, legal, valid, binding and enforceable, subject to: (a) any general principles of law limiting its obligations which are specifically referred to in any legal opinion delivered pursuant to Clause 4 (Conditions of Utilisation); or (b) in the case of any Security Document, the requirements specified at the end of Clause 16.5 (Validity and admissibility in evidence). 16.3 Non-conflict with other obligations The entry into and performance by it of, and the transactions contemplated by, the Finance Documents and the granting of the Transaction Security do not and will not conflict with: (a) any law or regulation applicable to it; (b) its or any of its Subsidiaries' constitutional documents; or (c) any agreement or instrument binding upon it or any of its Subsidiaries or any of its or any of its Subsidiaries' assets, nor (except as provided in any Security Document) result in the existence of, or oblige it to create, any Security over any of its assets. 16.4 Power and authority Each Transaction Obligor has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, the Finance Documents and the transactions contemplated by those Finance Documents. 16.5 Validity and admissibility in evidence Subject to the Legal Reservations, all Authorisations required or desirable: (a) to enable each Transaction Obligor lawfully to enter into, exercise its rights and comply with its obligations in the Finance Documents; (b) to make the Finance Documents admissible in evidence in each Transaction Obligor’s Relevant Jurisdictions; and

25 (c) to enable each Transaction Obligor to create the Security to be created by it pursuant to any Security Document and to ensure that such Security has the priority and ranking it is expressed to have, have been obtained or effected and are in full force and effect save for the making of the appropriate registrations of the Security Documents with the Dutch land register and the Dutch Inspectie der Registratie en Successie. 16.6 Governing law and enforcement (a) Subject to the Legal Reservations, the choice of governing law of the Finance Documents will be recognised and enforced in each Transaction Obligor’s Relevant Jurisdictions. (b) Subject to the Legal Reservations, any judgment obtained in relation to a Finance Document in the jurisdiction of the governing law of that Finance Document will be recognised and enforced in each Transaction Obligor’s Relevant Jurisdictions. 16.7 Insolvency No: (a) corporate action, legal proceeding or other procedure or step described in Clause 20.6 (Insolvency proceedings); or (b) creditors' process described in Clause 20.7 (Creditors' process), has been taken or, to the knowledge of the Borrower, threatened in relation to Topco, the Parent or a member of the Group and none of the circumstances described in Clause 20.5 (Insolvency) applies to Topco, the Parent or a member of the Group. 16.8 Deduction of Tax To the best of its knowledge, it is not required to make any Tax Deduction (as defined in Clause 11.1 (Definitions)) from any payment it may make under any Finance Document. 16.9 No filing or stamp taxes Under the law of each Transaction Obligor’s Relevant Jurisdictions it is not necessary that the Finance Documents be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp, registration or similar tax be paid on or in relation to the Finance Documents or the transactions contemplated by the Finance Documents. 16.10 No default (a) No Event of Default is continuing or might reasonably be expected to result from the making of any Utilisation. (b) No other event or circumstance is outstanding which constitutes a default under any other agreement or instrument which is binding on it or any of its Subsidiaries or to which its (or any of its Subsidiaries') assets are subject which might have a Material Adverse Effect. 16.11 No misleading information (a) Any factual information provided by or on behalf of Topco, the Parent or any member of the Group in relation to any Finance Document was true and accurate in all material respects as at the date it was provided or as at the date (if any) at which it is stated.

26 (b) Nothing has occurred or been omitted from the factual information referred to in paragraph (a) above and no information has been given or withheld that results in that information being untrue or misleading in any material respect. 16.12 Financial statements (a) Its Original Financial Statements were prepared in accordance with GAAP consistently applied. (b) Its Original Financial Statements fairly present its, and its consolidated, financial condition as at the end of the relevant financial year and its results of operations as at the end of and for the relevant financial year. (c) There has been no material adverse change in its business or financial condition since 31 December 2021. 16.13 Pari passu ranking (a) Subject to the requirements specified at the end of Clause 16.5 (Validity and admissibility in evidence), each Security Document creates (or, once entered into, will create) in favour of the Secured Party the Security which it is expressed to create with the ranking and priority it is expressed to have. (b) Without limiting paragraph (a) above, its payment obligations under the Finance Documents rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally. 16.14 No proceedings (a) No litigation, arbitration or administrative proceedings of or before any court, arbitral body or agency (including any arising from or relating to Environmental Law) which, if adversely determined, might reasonably be expected to have a Material Adverse Effect has or have (to the best of its knowledge and belief) been started or threatened against it or any of its Subsidiaries. (b) No judgment or order of a court, arbitral body or agency which might reasonably be expected to have a Material Adverse Effect has (to the best of its knowledge and belief) been made against it or any of its Subsidiaries. 16.15 Title (a) It has: (i) good and marketable title to the Ground Lease and the (other) assets; and (ii) the sole legal and beneficial entitlement to the Ground Lease, in each case subject to the Security created by it pursuant to any Security Document, free from all Security except the Security created pursuant to, or permitted by, the Finance Documents. (b) From the date of the Dutch Mortgage Agreement except as disclosed in the Property Report: (i) no breach of any law, regulation or covenant is outstanding which adversely affects or might reasonably be expected to adversely affect the value, saleability or use of the Ground Lease; (ii) there is no covenant, agreement, stipulation, reservation, condition, interest, right, easement or other matter whatsoever adversely affecting the Ground Lease;

27 (iii) nothing has arisen or has been created or is outstanding which would be an overriding interest, or an unregistered interest which overrides first registration or a registered disposition, over the Ground Lease; (iv) all facilities necessary for the enjoyment and use of the Ground Lease (including those necessary for the carrying on of its business at the Property) are enjoyed by the Ground Lease; (v) none of the facilities referred to in paragraph (iv) above are enjoyed on terms: (A) entitling any person to terminate or curtail its use of the Ground Lease; or (B) which conflict with or restrict its use of the Ground Lease; and (vi) it has not received any notice of any adverse claim by any person in respect of the rights to the Ground Lease or any interest in it which might reasonably be expected to be determined in favour of that person, nor has any acknowledgement been given to any such person in respect of the Ground Lease. (c) All deeds and documents necessary to show good and marketable title to its interests in the Ground Lease will, from the date of the Dutch Mortgage Agreement be in possession of the Lender. 16.16 Information for Property Reports (a) The information supplied by it or on its behalf to the lawyers who prepared any Property Report for the purpose of that Property Report was true and accurate as at the date of the Property Report or (if appropriate) as at the date (if any) at which it is stated to be given. (b) The information referred to in paragraph (a) above was at the date it was expressed to be given complete and did not omit any information which, if disclosed would make that information untrue or misleading in any material respect. (c) As at the first Utilisation Date, nothing has occurred since the date of any information referred to in paragraph (a) above which, if disclosed, would make that information untrue or misleading in any material respect. 16.17 No breach of laws (a) It has not (and none of its Subsidiaries has) breached any law or regulation which breach has or is reasonably likely to have a Material Adverse Effect. (b) No labour disputes are current or, to the best of its knowledge and belief (having made due and careful enquiry), threatened against any member of the Group which have or are reasonably likely to have a Material Adverse Effect. 16.18 Environmental laws (a) Each member of the Group is in compliance with Clause 18.12 (Environmental compliance) and to the best of its knowledge and belief (having made due and careful enquiry) no circumstances have occurred which would prevent such compliance in a manner or to an extent which has or is reasonably likely to have a Material Adverse Effect. (b) No Environmental Claim has been commenced or (to the best of its knowledge and belief (having made due and careful enquiry)) is threatened against any member of the Group where that claim

28 has or is reasonably likely if determined against that member of the Group, to have a Material Adverse Effect. 16.19 Taxation (a) Except for failures that could not reasonably be expected to have a Material Adverse Effect, it is not materially overdue in the filing of any Tax returns and it is not overdue in the payment of any amount in respect of Tax. (b) No claims or investigations are being, or are reasonably likely to be, made or conducted against it (or any of its Subsidiaries) with respect to Taxes that could reasonably be expected to have a Material Adverse Effect. (c) It is resident for Tax purposes only in the jurisdiction under whose laws it is incorporated. 16.20 Security No Security or Quasi-Security (as defined in Clause 18.3 (Negative Pledge)) exists over all or any of the present or future assets of any member of the Group other than as permitted by this Agreement. 16.21 Good title to assets It and each of its Subsidiaries has a good, valid and marketable title to, or valid leases or licences of, and all appropriate Authorisations to use, the assets necessary to carry on its business as presently conducted. 16.22 Shares (a) The Borrower’s entire issued share capital is legally and beneficially owned and controlled by the Parent. (b) The shares of any member of the Group which are Security Assets are fully paid and not subject to any option to purchase or similar rights. (c) As from the first Utilisation Date, the constitutional documents of companies whose shares are Security Assets do not and could not restrict or inhibit any transfer of those shares on creation or enforcement of all or any part of the Security Assets. (d) There are no agreements in force which provide for the issue or allotment of, or grant any person the right to call for the issue or allotment of, any share or loan capital of any member of the Group (including any option or right of pre-emption or conversion). 16.23 No adverse consequences (a) Subject to the Legal Reservations, it is not necessary under the laws of each Transaction Obligor’s Relevant Jurisdictions: (i) in order to enable any Secured Party to enforce its rights under any Finance Document; or (ii) by reason of the execution of any Finance Document or the performance by it of its obligations under any Finance Document, that any Secured Party should be licensed, qualified or otherwise entitled to carry on business in any of its Relevant Jurisdictions.

29 (b) No Secured Party is or will be deemed to be resident, domiciled or carrying on business in its Relevant Jurisdictions by reason only of the execution, performance and/or enforcement of any Finance Document. 16.24 Insurances (a) The insurances required by Clause 18.10 (Insurance) and Clause 19.7 (Insurances) are in full force and effect as required by this Agreement. (b) No event or circumstance has occurred, and there has been no failure to disclose a material fact, which would entitle any insurer to reduce or avoid its liability under any such insurance. 16.25 No immunity In any proceedings taken in its jurisdiction of incorporation in relation to the Finance Documents to which it is a party, no Transaction Obligor will not be entitled to claim for itself or any of its assets immunity from suit, execution, attachment or other legal process. 16.26 Private and commercial acts Each Transaction Obligor’s execution of the Finance Documents to which it is a party constitutes, and its exercise of its rights and performance of its obligations thereunder will constitute, private and commercial acts done and performed for private and commercial purposes. 16.27 Material Licences Each Material License is in full force and effect. 16.28 Repetition The Repeating Representations are deemed to be made by the Borrower by reference to the facts and circumstances then existing on the date of each Utilisation Request and the first day of each Interest Period. 17. INFORMATION UNDERTAKINGS The undertakings in this Clause 17 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or in force. 17.1 Financial statements The Borrower shall supply to the Lender: (a) as soon as the same become available, but in any event within 180 days after the end of each of its financial years its audited consolidated financial statements for that financial year; and (b) as soon as the same become available, but in any event within 60 days after the end of each half of each of its financial years its consolidated and non-consolidated financial statements for that financial half year. 17.2 Requirements as to financial statements (a) Each set of financial statements delivered by the Borrower pursuant to Clause 17.1 (Financial statements) shall be certified by a director of the Borrower as fairly presenting its (or, as the case may be, its consolidated) financial condition as at the end of and for the period in relation to which those financial statements were drawn up.

30 (b) The Borrower shall procure that each set of financial statements delivered pursuant to Clause 17.1 (Financial statements) is prepared using GAAP, accounting practices and financial reference periods consistent with those applied in the preparation of the Original Financial Statements for that Borrower unless, in relation to any set of financial statements, it notifies the Lender that there has been a change in GAAP, the accounting practices or reference periods and its auditors deliver to the Lender: (i) a description of any change necessary for those financial statements to reflect the GAAP, accounting practices and reference periods upon which the Original Financial Statements were prepared; and (ii) sufficient information, in form and substance as may be reasonably required by the Lender, to enable the Lender to make an accurate comparison between the financial position indicated in those financial statements and the Original Financial Statements. Any reference in this Agreement to those financial statements shall be construed as a reference to those financial statements as adjusted to reflect the basis upon which the Original Financial Statements were prepared. (c) If the Borrower notifies the Lender of a change in accordance with paragraph (b) of Clause 17.2 (Requirements as to financial statements) the Borrower and the Lender shall enter into negotiations in good faith with a view to agreeing any amendments to this Agreement which are necessary as a result of the change. To the extent practicable these amendments will be such as to ensure that the change does not result in any material alteration in the commercial effect of the obligations in this Agreement. If any amendments are agreed they shall take effect and be binding on each of the Parties in accordance with their terms. 17.3 Information: miscellaneous The Borrower shall supply to the Lender: (a) all documents dispatched by the Borrower to its shareholders (or any class of them) or its creditors generally at the same time as they are dispatched; (b) promptly upon becoming aware of them, the details of any litigation, arbitration or administrative proceedings which are current, threatened or pending against the Parent or any member of the Group, and which might, if adversely determined, have a Material Adverse Effect; (c) promptly upon becoming aware of them, the details of any judgment or order of a court, arbitral body or agency which is made against the Parent or any member of the Group, and which might have a Material Adverse Effect; and (d) promptly, such further information regarding the financial condition, business and operations of Topco, the Parent any member of the Group as the Lender may reasonably request. 17.4 Notification of default (a) The Borrower shall notify the Lender of any Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence.

31 (b) Promptly upon a request by the Lender, the Borrower shall supply to the Lender a certificate signed by two of its directors or senior officers on its behalf certifying that no Default is continuing (or if a Default is continuing, specifying the Default and the steps, if any, being taken to remedy it). 17.5 Direct electronic delivery by Borrower The Borrower may satisfy its obligation under this Agreement to deliver any information in relation to the Lender by delivering that information directly in accordance with 27.4 (Electronic communication). 17.6 "Know your customer" checks (a) If: (i) the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the date of this Agreement; (ii) any change in the status of Topco or a Transaction Obligor after the date of this Agreement; or (iii) a proposed assignment or transfer by the Lender of any of its rights and obligations under this Agreement, obliges the Lender (or, in the case of paragraph (iii) above, any prospective new lender) to comply with "know your customer" or similar identification procedures in circumstances where the necessary information is not already available to it, the Borrower shall promptly upon the request of the Lender supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Lender (or, in the case of the event described in paragraph (iii) above, on behalf of any prospective new lender) in order for the Lender or, in the case of the event described in paragraph (iii) above, any prospective new lender to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents. 18. GENERAL UNDERTAKINGS The undertakings in this Clause 18 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force. 18.1 Authorisations (a) The Borrower shall (and shall ensure that the Parent will) promptly: (i) obtain, comply with and do all that is necessary to maintain in full force and effect; and (ii) supply certified copies to the Lender of, any Authorisation required under any law or regulation of its jurisdiction of incorporation to enable it to perform its obligations under the Finance Documents and to ensure the legality, validity, enforceability or admissibility in evidence in its jurisdiction of incorporation of any Finance Document. (b) The Borrower shall (and shall ensure that the Parent will) promptly make the registrations and comply with the other requirements specified at the end of Clause 16.5 (Validity and admissibility in evidence).

32 18.2 Compliance with laws The Borrower shall (and shall ensure that the Parent will) comply in all respects with all laws to which it may be subject, if failure so to comply would materially impair its ability to perform its obligations under the Finance Documents. 18.3 Negative pledge In this Clause 18.3, "Quasi-Security" means an arrangement or transaction described in paragraph (b) below. (a) The Borrower shall not (and the Borrower shall ensure that no other member of the Group will) create or permit to subsist any Security over any of its assets. (b) The Borrower shall not (and the Borrower shall ensure that no other member of the Group will): (i) sell, transfer or otherwise dispose of any of its assets on terms whereby they are or may be leased to or re-acquired by any other member of the Group; (ii) sell, transfer or otherwise dispose of any of its receivables on recourse terms; (iii) enter into any arrangement under which money or the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts; or (iv) enter into any other preferential arrangement having a similar effect, in circumstances where the arrangement or transaction is entered into primarily as a method of raising Financial Indebtedness or of financing the acquisition of an asset. (c) Paragraphs (a) and (b) above do not apply to any Security or (as the case may be) Quasi- Security, listed below: (i) the Transaction Security; (ii) any netting or set-off arrangement entered into by any member of the Group in the ordinary course of its banking arrangements for the purpose of netting debit and credit balances; (iii) any payment or close out netting or set-off arrangement pursuant to any hedging transaction entered into by a member of the Group for the purpose of: (A) hedging any risk to which any member of the Group is exposed in its ordinary course of trading; or (B) its interest rate or currency management operations which are carried out in the ordinary course of business and for non-speculative purposes only, excluding, in each case, any Security or Quasi-Security under a credit support arrangement in relation to a hedging transaction; (iv) any lien arising by operation of law and in the ordinary course of trading; (v) any Security or Quasi-Security over or affecting any asset acquired by a member of the Group after the date of this Agreement if:

33 (A) the Security or Quasi-Security was not created in contemplation of the acquisition of that asset by a member of the Group; (B) the principal amount secured has not been increased in contemplation of or since the acquisition of that asset by a member of the Group; and (C) the Security or Quasi-Security is removed or discharged within 3 months of the date of acquisition of such asset; (vi) any Security or Quasi-Security over or affecting any asset of any company which becomes a member of the Group after the date of this Agreement, where the Security or Quasi-Security is created prior to the date on which that company becomes a member of the Group, if: (A) the Security or Quasi-Security was not created in contemplation of the acquisition of that company; (B) the principal amount secured has not increased in contemplation of or since the acquisition of that company; and (C) the Security or Quasi-Security is removed or discharged within 3 months of that company becoming a member of the Group; (vii) any Security or Quasi-Security entered into pursuant to any Finance Document; (viii) any Security or Quasi-Security arising under any retention of title, hire purchase or conditional sale arrangement or arrangements having similar effect in respect of goods supplied to a member of the Group in the ordinary course of trading and on the supplier's standard or usual terms and not arising as a result of any default or omission by any member of the Group; or (ix) any lien, including any netting or set-off, as a result of a fiscal unity (fiscale eenheid) for Dutch Tax purposes. However, the exceptions in paragraphs (ii) and (ix) above do not apply to any Security Asset except to the extent that the Lender agrees otherwise. 18.4 Disposals (a) The Borrower shall not (and the Borrower shall ensure that no other member of the Group will) enter into a single transaction or a series of transactions (whether related or not and whether voluntary or involuntary) to sell, lease, transfer or otherwise dispose of any asset. (b) Paragraph (a) above does not apply to any sale, lease, transfer or other disposal of an asset (other than the Ground Lease): (i) made in the ordinary course of trading of the disposing entity; (ii) of assets in exchange for other assets comparable or superior as to type, value and quality (other than an exchange of a non-cash asset for cash); or (iii) where the higher of the market value or consideration receivable (when aggregated with the higher of the market value or consideration receivable for any other sale, lease, transfer or other disposal, other than any permitted under paragraphs (i) to (ii) above) does

34 not exceed U.S.$ 5,000,000 (or its equivalent in another currency or currencies) in any financial year. 18.5 Arm's length basis (a) the Borrower shall not (and the Borrower shall ensure that no other member of the Group will) enter into any transaction with any person except on arm's length terms and for full market value. (b) Paragraph (a) above shall not apply to: (i) fees, costs and expenses payable under the Finance Documents in the amounts set out in the Finance Documents delivered to the Lender under Clause 4.1 (Initial conditions precedent) or agreed by the Lender); and (ii) any other transaction permitted under this Agreement. 18.6 No guarantees or indemnities (a) The Borrower shall not (and the Borrower shall ensure that no other member of the Group will) incur or allow to remain outstanding any guarantee in respect of any obligation of any person. (b) Paragraph (a) above does not apply to a guarantee which is: (i) the endorsement of negotiable instruments in the ordinary course of trade; (ii) any performance or similar bond guaranteeing performance by a member of the Group under any contract entered into in the ordinary course of trade; (iii) any guarantee given in respect of the netting or set-off arrangements as a result of any lien arising by operation of law and in the ordinary course of trading and not as a result of any default or omission by any member of the Group; (iv) any disposal required, Financial Indebtedness incurred, guarantee, indemnity or Security or Quasi-Security given, or other transaction arising, under the Finance Documents; (v) the solvent liquidation or reorganisation of any member of the Group which is not the Borrower so long as any payments or assets distributed as a result of such liquidation or reorganisation are distributed to other members of the Group; and (vi) transactions (other than (i) any sale, lease, license, transfer or other disposal and (ii) the granting or creation of Security or the incurring or permitting to subsist of Financial Indebtedness) conducted in the ordinary course of trading on arm's length terms. 18.7 Dividends and share redemption (a) The Borrower shall not (and will ensure that no other member of the Group will): (i) declare, make or pay any dividend, charge, fee or other distribution (or interest on any unpaid dividend, charge, fee or other distribution) (whether in cash or in kind) on or in respect of its share capital (or any class of its share capital); (ii) repay or distribute any dividend or share premium reserve; (iii) pay or allow any member of the Group to pay any management, advisory or other fee to or to the order of any of the shareholders of the Borrower; or (iv) redeem, repurchase, defease, retire or repay any of its share capital or resolve to do so.

35 (b) Paragraph (a) above does not apply at any time that no Event of Default has occurred which is continuing. 18.8 Merger (a) The Borrower shall not (and the Borrower shall ensure that neither the Parent nor any other member of the Group will) enter into any amalgamation, demerger, merger or corporate reconstruction. (b) Paragraph (a) above does not apply to any sale, lease, transfer or other disposal permitted pursuant to Clause 18.4 (Disposals). 18.9 Change of business The Borrower shall procure that no material change is made to the general nature of the business of Topco, the Parent, the Borrower or the Group from that carried on at the date of this Agreement. 18.10 Insurance The Borrower shall (and the Borrower shall ensure that each other member of the Group will) maintain insurances on and in relation to its business and assets with reputable underwriters or insurance companies against those risks, and to the extent, usually insured against by prudent companies located in the same or a similar location and carrying on a similar business. 18.11 Preservation of assets The Borrower shall (and the Borrower shall ensure that each other member of the Group will) maintain in good working order and condition (ordinary wear and tear excepted) all of its assets necessary or desirable in the conduct of its business. 18.12 Environmental compliance The Borrower shall (and the Borrower shall ensure that each member of the Group will): (a) comply with applicable Environmental Law; (b) obtain, maintain and ensure compliance with all requisite Environmental Permits; (c) implement reasonable procedures to monitor compliance with and to prevent liability under applicable Environmental Law, where failure to do so has or is reasonably likely to have a Material Adverse Effect. 18.13 Environmental Claims The Borrower shall, promptly upon becoming aware of the same, inform the Lender in writing of: (a) any Environmental Claim against any member of the Group which is current, pending or threatened; and (b) any facts or circumstances which are reasonably likely to result in any Environmental Claim being commenced or threatened against any member of the Group, where the claim, if determined against that member of the Group, has or is reasonably likely to have a Material Adverse Effect. 18.14 Pari passu ranking The Borrower shall ensure that at all times any unsecured and unsubordinated claims of a Secured Party against it under the Finance Documents rank at least pari passu with the claims of all its

36 other unsecured and unsubordinated creditors except those creditors whose claims are mandatorily preferred by laws of general application to companies. 18.15 Access If an Event of Default is continuing or the Lender reasonably suspects an Event of Default is continuing or may occur, the Borrower shall, and the Borrower shall ensure that each member of the Group will, (not more than once in every financial year unless the Lender reasonably suspects a Default is continuing or may occur) permit the Lender and/or accountants or other professional advisers and contractors of the Lender free access at all reasonable times and on reasonable notice at the risk and cost of the Borrower to (a) the premises, assets, books, accounts and records of each member of the Group and (b) meet and discuss matters with management of the Group. 18.16 Further assurance (a) The Borrower shall (and the Borrower shall procure that each other member of the Group will) promptly do all such acts or execute all such documents (including assignments, transfers, mortgages, charges, notices and instructions) as the Secured Party may reasonably specify (and in such form as the Secured Party may reasonably require in favour of the Secured Party or its nominee(s)): (i) to perfect the Security created or intended to be created under or evidenced by the Security Documents (which may include the execution of a mortgage, charge, assignment or other Security over all or any of the assets which are, or are intended to be, the subject of the Transaction Security) or for the exercise of any rights, powers and remedies of the Secured Party provided by or pursuant to the Finance Documents or by law; (ii) to confer on the Secured Party Security over any property and assets of the Borrower located in any jurisdiction equivalent or similar to the Security intended to be conferred by or pursuant to the Security Documents; and/or (iii) to facilitate the realisation of the assets which are, or are intended to be, the subject of the Transaction Security. (b) The Borrower shall (and the Borrower shall procure that each other member of the Group will) take all such action as is available to it (including making all filings and registrations) as may be necessary for the purpose of the creation, perfection, protection or maintenance of any Security conferred or intended to be conferred on the Secured Party by or pursuant to the Finance Documents. 19. PROPERTY UNDERTAKINGS 19.1 Title (a) The Borrower must exercise its rights and comply in all respects with any covenant, stipulation or obligation (restrictive or otherwise) at any time affecting the Property or the Ground Lease. (b) The Borrower may not agree to any amendment, supplement, waiver, surrender or release of any covenant, stipulation or obligation (restrictive or otherwise) at any time affecting the Property or the Ground Lease. (c) The Borrower must promptly take all such steps as may be necessary or desirable to enable the Security created by the Dutch Mortgage Agreement to be registered at the Dutch land register.

37 19.2 Ground Lease (a) The Borrower must: (i) exercise its rights and comply with its obligations under the Ground Lease; (ii) use its reasonable endeavours to ensure that North Sea Port Netherlands N.V. (or any of its legal successors or assigns) complies with its obligations under the Ground Lease; and (iii) if so required by the Lender, apply for relief against forfeiture of the Ground Lease. (b) The Borrower may not: (i) agree to any amendment, supplement, waiver, surrender or release of the Ground Lease without the prior written consent of the Lender; or (ii) exercise any right to break, determine or extend the Ground Lease; (iii) agree to any rent review in respect of any Ground Lease (other than as required by the terms of the Ground Lease); or (iv) do or allow to be done any act as a result of which the Ground Lease may become liable to forfeiture or otherwise be terminated. 19.3 Maintenance The Borrower must ensure that all buildings, plant, machinery, fixtures and fittings on the Property are in, and maintained in: (i) good and substantial repair and condition and, as appropriate, in good working order; and (ii) such repair, condition and, as appropriate, good working order as to enable them to be let in accordance with all applicable laws and regulations. 19.4 Notices The Borrower must, within 14 days after the receipt of any application, requirement, order or notice served or given by any public or local or any other authority or any landlord with respect to the Property or the Ground Lease (or any part of it): (a) deliver a copy to the Lender; and (b) inform the Lender of the steps taken or proposed to be taken to comply with the relevant requirement, order or notice. 19.5 Investigation The Borrower must grant the Lender or its lawyers or other advisers on request all facilities within its power to enable the Lender or its lawyers or other advisers to: (a) carry out investigations of title to the Ground Lease; and (b) make such enquiries in relation to any part of the Ground Lease or Property as a prudent mortgagee might carry out. 19.6 Power to remedy (a) If the Borrower fails to perform any obligations under the Finance Documents affecting the Ground Lease or the Property, it must allow the Lender or its agents and contractors:

38 (i) to enter any part of the Property; (ii) to comply with or object to any notice served on the Borrower in respect of the Ground Lease or the Property; and (iii) to take any action that the Lender may reasonably consider necessary or desirable to prevent or remedy any breach of any such term or to comply with or object to any such notice. (b) The Borrower must immediately on request by the Lender pay the costs and expenses of the Lender or its agents and contractors incurred in connection with any action taken by it under this Clause. (c) The Lender shall not be obliged to account as mortgagee in possession as a result of any action taken under this Clause. 19.7 Insurances (a) The Borrower must ensure that at all times from the first Utilisation Date Insurances are maintained in full force and effect, which: (i) insure the Borrower in respect of its interests in the Ground Lease and the plant and machinery on the Property (including fixtures and improvements) for their full replacement value (being the total cost of entirely rebuilding, reinstating or replacing the relevant asset if it is completely destroyed, together with all related fees and demolition costs); (ii) provide cover against loss or damage by fire, storm, tempest, flood, earthquake, lightning, explosion, impact, aircraft and other aerial devices and articles dropped from them, riot, civil commotion and malicious damage, bursting or overflowing of water tanks, apparatus or pipes and all other normally insurable risks of loss or damage for a property of the type of the Property; (iii) provide cover for site clearance, shoring or propping up, professional fees and value added tax together with adequate allowance for inflation; (iv) provide cover against acts of terrorism, including any third party liability arising from such acts; (v) include ground lease holders’ public liability and third party liability insurance; (vi) insure such other risks as a prudent company or other person in the same business as the Borrower would insure; and (vii) in each case are in an amount, and in form, and with an insurance company or underwriters, acceptable at all times to the Lender. (b) The Borrower must procure that the Insurances comply with the following requirements: (i) each of the Insurances must contain: (A) a non-invalidation and non-vitiation clause under which the Insurances will not be avoided or vitiated as against any insured party as a result of any circumstances beyond the control of that insured party or any misrepresentation, non-disclosure,

39 or breach of any policy term or condition, on the part of any other insured party or any agent of any other insured party; and (B) a waiver of the rights of subrogation of the insurer as against the Borrower and each Secured Party other than any such rights arising in connection with any fraud or criminal offence committed by any of those persons in respect of the Ground Lease, the Property or any Insurance; and (ii) each insurer must give at least 30 days' notice to the Lender if it proposes to: (A) repudiate, rescind or cancel any Insurance; (B) treat any Insurance as avoided in whole or in part; (C) treat any Insurance as expired due to non-payment of premium; or (D) otherwise decline any claim under any Insurance by or on behalf of any insured party, and, in respect of paragraph (C) above, must in the notice give the Lender the opportunity to rectify any such non-payment of premium within the notice period. (c) The Borrower must use all reasonable endeavours to ensure that the Lender receives copies of the Insurances, receipts for the payment of premiums for insurance and any information in connection with the Insurances and claims under them which the Lender may reasonably require. (d) The Borrower must promptly notify the Lender of: (i) the proposed terms of any future renewal of any of the Insurances; (ii) any amendment, supplement, extension, termination, avoidance or cancellation of any of the Insurances made or, to its knowledge, threatened or pending; (iii) any claim, and any actual or threatened refusal of any claim, under any of the Insurances; and (iv) any event or circumstance which has led or may lead to a breach by the Borrower of any term of this Clause. (e) The Borrower must: (i) comply with the terms of the Insurances; (ii) not do or permit anything to be done which may make void or voidable any of the Insurances; and (iii) comply with all reasonable risk improvement requirements of its insurers. (f) The Borrower must ensure that: (i) each premium for the Insurances is paid within the period permitted for payment of that premium; and (ii) all other things necessary are done so as to keep each of the Insurances in force. (g) If the Borrower fails to comply with any term of this Clause 19.7, the Lender may, at the expense of the Borrower, effect any insurance and generally do such things and take such other action as

40 the Lender may reasonably consider necessary or desirable to prevent or remedy any breach of this Clause 19.7. 19.8 Material Licenses The Borrower must ensure that the Material Licenses remain in full force and effect and are not modified or varied in a way that is adverse in any material respect to the interests of the relevant member or members of the Group. 20. EVENTS OF DEFAULT Each of the events or circumstances set out in Clause 20 is an Event of Default (save for Clause 20.17 (Acceleration)). 20.1 Non-payment The Borrower does not pay on the due date any amount payable pursuant to a Finance Document at the place at and in the currency in which it is expressed to be payable unless: (a) its failure to pay is caused by administrative or technical error; and (b) payment is made within 3 Business Days of its due date. 20.2 Other obligations (a) A Transaction Obligor does not comply with any provision of the Finance Documents. (b) No Event of Default under paragraph (a) above will occur if the failure to comply is capable of remedy and is remedied within 15 Business Days of the earlier of (A) the Lender giving notice to the Borrower and (B) any Transaction Obligor becoming aware of the failure to comply. 20.3 Misrepresentation (a) Any representation or statement made or deemed to be made by a Transaction Obligor in the Finance Documents or any other document delivered by or on behalf of Topco or a Transaction Obligor under or in connection with any Finance Document is or proves to have been incorrect or misleading in any material respect when made or deemed to be made. (b) No Event of Default will occur under paragraph (a) if the circumstances giving rise to that misrepresentation are capable of remedy and are remedied within 15 Business Days of the earlier of (A) the Lender giving notice to the Borrower and (B) any Transaction Obligor becoming aware of the misrepresentation. 20.4 Cross default (a) Any Financial Indebtedness of any member of the Group is not paid when due nor within any originally applicable grace period. (b) Any Financial Indebtedness of any member of the Group is declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default (however described). (c) Any commitment for any Financial Indebtedness of any member of the Group is cancelled or suspended by a creditor of any member of the Group as a result of an event of default (however described).

41 (d) Any creditor of any member of the Group becomes entitled to declare any Financial Indebtedness of any member of the Group due and payable prior to its specified maturity as a result of an event of default (however described). (e) No Event of Default will occur under this Clause 20.4 if the aggregate amount of Financial Indebtedness or commitment for Financial Indebtedness falling within paragraphs (a) to (d) above is less than U.S.$ 5,000,000 (or its equivalent in any other currency or currencies). 20.5 Insolvency (a) Topco, the Parent or a member of the Group: (i) is unable or admits inability to pay its debts as they fall due, including without limitation, by giving notice to the Dutch tax authorities under Section 36(2) of the Dutch 1990 Tax Collection Act (Invorderingswet 1990); (ii) suspends making payments on any of its debts; or (iii) by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors (excluding the Lender in its capacity as such) with a view to rescheduling any of its indebtedness. (b) A moratorium is declared in respect of any indebtedness of Topco, the Parent or any member of the Group. 20.6 Insolvency proceedings Any corporate action, legal proceedings or other procedure or step is taken in relation to: (a) the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of Topco, the Parent or any member of the Group other than a solvent liquidation or reorganisation of the Parent or any member of the Group (other than the Borrower); (b) a composition, compromise, assignment or arrangement with any creditor of Topco, the Parent or any member of the Group; (c) the appointment of a liquidator (other than in respect of a solvent liquidation of Topco, the Parent or a member of the Group (other than the Borrower)), receiver, administrative receiver, administrator, compulsory manager or other similar officer in respect of Topco, the Parent or any member of the Group or any of its assets; or (d) enforcement of any Security over any assets of Topco, the Parent or any member of the Group, or any analogous procedure or step is taken in any jurisdiction. This Clause 20.6 shall not apply to any winding-up petition which is frivolous or vexatious and is discharged, stayed or dismissed within 30 days of commencement. 20.7 Creditors' process Any expropriation, attachment, sequestration, distress or execution affects any asset or assets of a member of the Group and is not discharged within 20 Business Days.

42 20.8 Unlawfulness and invalidity (a) It is or becomes unlawful for a Transaction Obligor to perform any of its obligations under the Finance Documents or any Transaction Security created or expressed to be created or evidenced by the Security Documents ceases to be effective. (b) Any obligation or obligations of a Transaction Obligor under any Finance Documents are not (subject to the Legal Reservations) or cease to be legal, valid, binding or enforceable and the cessation individually or cumulatively materially and adversely affects the interests of the Secured Party under the Finance Documents. 20.9 Repudiation and rescission of agreements A Transaction Obligor rescinds or purports to rescind or repudiates or purports to repudiate a Finance Document or any of the Transaction Security or evidences an intention to rescind or repudiate a Finance Document or any Transaction Security. 20.10 Security Any Security Document is not in full force and effect or does not create in favour of the Secured Party the Security which it is expressed to create with the ranking and priority it is expressed to have. 20.11 Cessation of business Any member of the Group suspends or ceases to carry on (or threatens to suspend or cease to carry on) all or a material part of its business. 20.12 Expropriation The authority or ability of any member of the Group to conduct its business is limited or wholly or substantially curtailed by any seizure, expropriation, nationalisation, compulsory acquisition, intervention, restriction or other action by or on behalf of any governmental, regulatory or other authority or other person in relation to the Parent or any member of the Group or any of its assets or the shares in that member of the Group (including without limitation the displacement of all or part of the management of any member of the Group). 20.13 Material Licences (a) Any Material Licence is terminated, cancelled, suspended or revoked (whether wholly or in part). (b) Any restrictions or conditions are imposed on any Material Licence. (c) Any Material Licence is modified or varied in a way that is adverse in any material respect to the interests of the relevant member or members of the Group. (d) Any Material Licence expires and is not renewed on substantially the same terms. 20.14 Major damage (a) Any part of the Property is destroyed or damaged; and (b) in the opinion of the Lender, taking into account the amount and timing of receipt of the proceeds of insurance effected in accordance with the terms of this Agreement, the destruction or damage has or will have a Material Adverse Effect.

43 20.15 Ground Lease (a) Forfeiture or proceedings with respect to the Ground Lease are commenced and not discharged within 15 Business Days. (b) The Ground Lease is forfeited. (c) No Event of Default under paragraph (a) or (b) above will occur if relief from forfeiture of the Ground Lease has been granted. 20.16 Material adverse change The Lender reasonably determines that a Material Adverse Effect exists, has occurred or might imminently occur. 20.17 Acceleration On and at any time after the occurrence of an Event of Default which is continuing the Lender may by notice to the Borrower: (a) cancel each Available Commitment whereupon each such Available Commitment shall immediately be cancelled and each Facility shall immediately cease to be available for further utilisation; (b) declare that all or part of the Loans, together with accrued interest, and all other amounts accrued or outstanding under the Finance Documents be immediately due and payable, whereupon they shall become immediately due and payable; (c) declare that all or part of the Loans be payable on demand, whereupon they shall immediately become payable on demand by the Lender; and/or (d) require the Borrower to give a guarantee or Security in favour of the Lender and the Borrower shall comply with any such requirement.

44 SECTION 8 CHANGES TO PARTIES 21. CHANGES TO THE LENDER 21.1 Assignments and transfers by the Lender Subject to this Clause 21, the Lender (the "Existing Lender") may: (a) assign any of its rights; or (b) transfer by means of transfer of contract (contractsoverneming), to another party (the "New Lender"). 21.2 Borrower consent (a) The consent of the Borrower is required for an assignment or transfer by the Existing Lender, unless the assignment or transfer is: (i) to an Affiliate of the Lender; or (ii) made at a time when an Event of Default is continuing. (b) The consent of the Borrower to an assignment or transfer must not be unreasonably withheld or delayed. The Borrower will be deemed to have given its consent five Business Days after the Existing Lender has requested it unless consent is expressly refused by the Borrower within that time. 21.3 Other conditions of assignment or transfer If: (i) the Lender assigns or transfers any of its rights or obligations under the Finance Documents; and (ii) as a result of circumstances existing at the date the assignment, transfer or change occurs, the Borrower would be obliged to make a payment to the New Lender under Clause 11 (Tax gross-up and indemnities) or Clause 12 (Increased Costs), then the New Lender is only entitled to receive payment under those Clauses to the same extent as the Existing Lender would have been if the assignment, transfer or change had not occurred. 21.4 Security over Lender's rights In addition to the other rights provided to the Lender under this Clause 21, the Lender may without consulting with or obtaining consent from the Borrower, at any time charge, assign or otherwise create Security in or over (whether by way of collateral or otherwise) all or any of its rights under any Finance Document to secure obligations of the Lender including, without limitation: (a) any charge, assignment or other Security to secure obligations to a federal reserve or central bank; and (b) in the case of any Lender which is a fund, any charge, assignment or other Security granted to any holders (or trustee or representatives of holders) of obligations owed, or securities issued, by that Lender as security for those obligations or securities, except that no such charge, assignment or Security shall:

45 (i) release the Lender from any of its obligations under the Finance Documents or substitute the beneficiary of the relevant charge, assignment or Security for the Lender as a party to any of the Finance Documents; or (ii) require any payments to be made by the Borrower other than or in excess of, or grant to any person any more extensive rights than, those required to be made or granted to the Lender under the Finance Documents. 22. CHANGES TO THE BORROWER The Borrower may not assign any of its rights or transfer any of its rights or obligations under the Finance Documents.

46 SECTION 9 THE LENDER 23. THE LENDER 23.1 Rights and discretions (a) The Lender may rely on a certificate from any person: (i) as to any matter of fact or circumstance which might reasonably be expected to be in the knowledge of that person; or (ii) to the effect that such person approves of any particular dealing, transaction, step, action or thing, as sufficient evidence that that is the case and, in the case of paragraph (i) above, may assume the truth and accuracy of that certificate. (b) The Lender may engage and pay for the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts. 23.2 Exclusion of liability Without prejudice to any other provision of any Finance Document excluding or limiting the liability of the Lender or any Delegate, neither the Lender nor any Delegate will be liable (including, without limitation, for negligence or any other category of liability whatsoever) for: (a) any damages, costs or losses to any person, any diminution in value, or any liability whatsoever arising as a result of taking or not taking any action under or in connection with any Finance Document or the Security Property, unless directly caused by its gross negligence or wilful misconduct; (b) exercising, or not exercising, any right, power, authority or discretion given to it by, or in connection with, any Finance Document, the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Finance Document or the Security Property; or (c) without prejudice to the generality of paragraphs (a) and (b) above, any damages, costs or losses to any person, any diminution in value or any liability whatsoever but not including any claim based on the fraud of the Lender arising as a result of: (i) any act, event or circumstance not reasonably within its control; or (ii) the general risks of investment in, or the holding of assets in, any jurisdiction, including (in each case and without limitation) such damages, costs, losses, diminution in value or liability arising as a result of: nationalisation, expropriation or other governmental actions; any regulation, currency restriction, devaluation or fluctuation; market conditions affecting the execution or settlement of transactions or the value of assets; breakdown, failure or malfunction of any third party transport, telecommunications, computer services or systems; natural disasters or acts of God; war, terrorism, insurrection or revolution; or strikes or industrial action.

47 23.3 Custodians and nominees The Lender may appoint and pay any person to act as a custodian or nominee on any terms in relation to any Security Property as the Lender may determine, including for the purpose of depositing with a custodian this Agreement or any document relating to the Security Property and the Lender shall not be responsible for any loss, liability, expense, demand, cost, claim or proceedings incurred by reason of the misconduct, omission or default on the part of any person appointed by it under this Agreement or be bound to supervise the proceedings or acts of any person. 23.4 Insurance by the Lender The Lender shall not be obliged: (a) to insure any of the Security Assets; (b) to require any other person to maintain any insurance; or (c) to verify any obligation to arrange or maintain insurance contained in any Finance Document, and the Lender shall not be liable for any damages, costs or losses to any person as a result of the lack of, or inadequacy of, any such insurance. 23.5 Delegation by the Lender (a) Each of the Lender, any Delegate may, at any time, delegate by power of attorney or otherwise to any person for any period, all or any right, power, authority or discretion vested in it in its capacity as such. (b) That delegation may be made upon any terms and conditions (including the power to sub- delegate) and subject to any restrictions that the Lender or that Delegate (as the case may be), may, in its discretion, think fit. Neither the Lender nor any Delegate shall be bound to supervise, or be in any way responsible for any damages, costs or losses incurred by reason of any misconduct, omission or default on the part of, any such delegate or sub-delegate. 23.6 Currency Conversion (a) For the purpose of, or pending the discharge of, any of the amounts owed by the Borrower to the Lender under or in connection with the Finance Documents and secured by the Transaction Security, the Lender may convert any moneys received or recovered by it from one currency to another, at a market rate of exchange. (b) The obligations of any Transaction Obligor to pay in the due currency shall only be satisfied to the extent of the amount of the due currency purchased after deducting the costs of conversion. 24. CONDUCT OF BUSINESS BY THE LENDER No provision of this Agreement will: (a) interfere with the right of the Lender to arrange its affairs (tax or otherwise) in whatever manner it thinks fit;

48 (b) oblige the Lender to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim; or (c) oblige the Lender to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax.

49 SECTION 10 ADMINISTRATION 25. PAYMENT MECHANICS 25.1 Payments to the Lender (a) On each date on which the Borrower is required to make a payment under a Finance Document, the Borrower shall make the same available to the Lender for value on the due date at the time and in such funds specified by the Lender as being customary at the time for settlement of transactions in the relevant currency in the place of payment. (b) Payment shall be made to such account in the principal financial centre of the country of that currency and with such bank as the Lender may notify to the Borrower by not less than five Business Days’ notice. 25.2 Payments by the Lender (a) On each date on which the Lender is required to make a payment under a Finance Document, the Lender shall make the same available to the Borrower for value on the due date at the time and in such funds specified by the Lender as being customary at the time for settlement of transactions in the relevant currency in the place of payment. (b) Payment shall be made to such account in the principal financial centre of the country of that currency and with such bank as the Borrower may notify to the Lender in the relevant Utilisation Request. 25.3 Distributions to the Borrower The Lender may (with the Borrower's consent or in accordance with Clause 26 (Set-off)) apply any amount payable by it to the Borrower in or towards payment (on the date and in the currency and funds of receipt) of any amount due from the Borrower under the Finance Documents or in or towards purchase of any amount of any currency to be so applied. 25.4 Partial payments (a) If the Lender receives a payment that is insufficient to discharge all the amounts then due and payable by the Borrower under the Finance Documents, the Lender shall apply that payment towards the obligations of the Borrower under the Finance Documents in any order selected by the Lender. (b) Paragraph (a) above will override any appropriation made by the Borrower. 25.5 No set-off by the Borrower All payments to be made by the Borrower under the Finance Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim. 25.6 Business Days (a) Any payment under the Finance Documents which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

50 (b) During any extension of the due date for payment of any principal or Unpaid Sum under this Agreement interest is payable on the principal or Unpaid Sum at the rate payable on the original due date. 25.7 Currency of account (a) Subject to paragraphs (b) to (e) below, United States dollars is the currency of account and payment for any sum due from the Borrower under any Finance Document. (b) A repayment of a Loan or Unpaid Sum or a part of a Loan or Unpaid Sum shall be made in the currency in which that Loan or Unpaid Sum is denominated, pursuant to this Agreement, on its due date. (c) Each payment of interest shall be made in the currency in which the sum in respect of which the interest is payable was denominated, pursuant to this Agreement, when that interest accrued. (d) Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes are incurred. (e) Any amount expressed to be payable in a currency other than United States dollars shall be paid in that other currency. 25.8 Change of currency (a) Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then: (i) any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Lender (after consultation with the Borrower); and (ii) any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Lender (acting reasonably). (b) If a change in any currency of a country occurs, this Agreement will, to the extent the Lender (acting reasonably and after consultation with the Borrower) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice and otherwise to reflect the change in currency. 26. SET-OFF The Lender may set off any matured obligation due from the Borrower under the Finance Documents (to the extent beneficially owned by the Lender) against any matured obligation owed by the Lender to the Borrower, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Lender may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set- off.

51 27. NOTICES 27.1 Communications in writing Any communication to be made under or in connection with the Finance Documents shall be made in writing and, unless otherwise stated, may be made by fax or letter. 27.2 Addresses The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Finance Documents is: (a) in the case of the Borrower, that identified with its name below; and (b) in the case of the Lender, that identified with its name below, or any substitute address, fax number or department or officer as the Party may notify to the other Parties by not less than five Business Days' notice. 27.3 Delivery (a) Any communication or document made or delivered by the Lender to another Party under or in connection with the Finance Documents will only be effective: (i) if by way of fax, when received in legible form; or (ii) if by way of letter, when it has been left at the relevant address or 5 Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address, and, if a particular department or officer is specified as part of its address details provided under Clause 27.2 (Addresses), if addressed to that department or officer. (b) Any communication or document to be made or delivered to the Lender will be effective only when actually received by the Lender and then only if it is expressly marked for the attention of the department or officer identified with the Lender’s signature below (or any substitute department or officer as the Lender shall specify for this purpose). (c) Any communication or document which becomes effective, in accordance with paragraphs (a) and (b) above, after 5.00 p.m. in the place of receipt shall be deemed only to become effective on the following day. 27.4 Electronic communication (a) Any communication or document to be made or delivered by one Party to another under or in connection with the Finance Documents may be made or delivered by electronic mail or other electronic means (including, without limitation, by way of posting to a secure website) if those two Parties: (i) notify each other in writing of their electronic mail address and/or any other information required to enable the transmission of information by that means; and (ii) notify each other of any change to their address or any other such information supplied by them by not less than five Business Days’ notice. (b) Any such electronic communication or delivery as specified in paragraph (a) above to be made between the Borrower and the Lender may only be made in that way to the extent that the Parties

52 agree that, unless and until notified to the contrary, this is to be an accepted form of communication or delivery. (c) Any such electronic communication or document as specified in paragraph (a) above made or delivered by one Party to another will be effective only when actually received (or made available) in readable form and in the case of any electronic communication or document made or delivered by the Borrower to the Lender only if it is addressed in such a manner as the Lender shall specify for this purpose. (d) Any electronic communication or document which becomes effective, in accordance with paragraph (c) above, after 5.00 p.m. in the place in which the Party to whom the relevant communication or document is sent or made available has its address for the purpose of this Agreement shall be deemed only to become effective on the following day. (e) Any reference in a Finance Document to a communication being sent or received or a document being delivered shall be construed to include that communication or document being made available in accordance with this Clause 27.4. 27.5 English language (a) Any notice given under or in connection with any Finance Document must be in English. (b) All other documents provided under or in connection with any Finance Document must be: (i) in English; or (ii) if not in English, and if so required by the Lender, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document. 28. CALCULATIONS AND CERTIFICATES 28.1 Accounts In any litigation or arbitration proceedings arising out of or in connection with a Finance Document, the entries made in the accounts maintained by the Lender are prima facie evidence of the matters to which they relate. 28.2 Certificates and determinations Any certification or determination by the Lender of a rate or amount under any Finance Document is, in the absence of manifest error, conclusive evidence of the matters to which it relates. 28.3 Day count convention Any interest, commission or fee accruing under a Finance Document will accrue from day to day and is calculated on the basis of the actual number of days elapsed and a year of 360 days. 29. PARTIAL INVALIDITY If, at any time, any provision of a Finance Document is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, that shall to the fullest extent possible under Section 3:41 of the Dutch Civil Code not affect the legality, validity or enforceability of the remaining provisions or the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

53 30. REMEDIES AND WAIVERS No failure to exercise, nor any delay in exercising, on the part of the Lender, any right or remedy under a Finance Document shall operate as a waiver of any such right or remedy or constitute an election to affirm any of the Finance Documents. No waiver or election to affirm any Finance Document on the part of the Lender shall be effective unless in writing. No single or partial exercise of any right or remedy shall prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in each Finance Document are cumulative and not exclusive of any rights or remedies provided by law. 31. AMENDMENTS AND WAIVERS No term of any of the Finance Documents may be amended or waived without the prior consent of the Lender and the Borrower and any such amendment or waiver will be binding on all Parties. 32. NO SUSPENSION OF RESCISSION The Borrower irrevocably waives any right it may have at any time to: (i) suspend (opschorten) any obligation under this Agreement under Section 6:52, 6:262 or 6:263 of the Dutch Civil Code or any other applicable law; or (ii) rescind (ontbinden) this Agreement, in whole or in part, under Section 6:265 of the Dutch Civil Code or any other applicable law. 33. CONFIDENTIAL INFORMATION 33.1 Confidentiality (a) The Lender agrees to keep all Confidential Information confidential and not to disclose it to anyone, save to the extent permitted by Clause 33.2 (Disclosure of Confidential Information), and to ensure that all Confidential Information is protected with security measures and a degree of care that would apply to its own confidential information. (b) Nothing in any Finance Document shall prevent disclosure of any Confidential Information or other matter to the extent that preventing that disclosure would otherwise cause any transaction contemplated by the Finance Documents or any transaction carried out in connection with any transaction contemplated by the Finance Documents to become an arrangement described in Part II A 1 of Annex IV of Council Directive of 25 May 2018 (2018/822/EU) amending Directive 2011/16/EU. 33.2 Disclosure of Confidential Information The Lender may disclose: (a) to any of its Affiliates and any of its or their officers, directors, employees, professional advisers, auditors, partners and Representatives such Confidential Information as the Lender shall consider appropriate if any person to whom the Confidential Information is to be given pursuant to this paragraph (a) is informed in writing of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential Information;

54 (b) to any person: (i) to (or through) whom it assigns or transfers (or may potentially assign or transfer) all or any of its rights and/or obligations under one or more Finance Documents and to any of that person's Affiliates, Representatives and professional advisers; (ii) with (or through) whom it enters into (or may potentially enter into), whether directly or indirectly, any sub-participation in relation to, or any other transaction under which payments are to be made or may be made by reference to, one or more Finance Documents and/or the Borrower and to any of that person's Affiliates, Representatives and professional advisers; (iii) appointed by the Lender or by a person to whom paragraph (b)(i) or (ii) above applies to receive communications, notices, information or documents delivered pursuant to the Finance Documents on its behalf; (iv) who invests in or otherwise finances (or may potentially invest in or otherwise finance), directly or indirectly, any transaction referred to in paragraph (b)(i) or (b)(ii) above; (v) to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation; (vi) to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes; (vii) to whom or for whose benefit the Lender charges, assigns or otherwise creates Security (or may do so) pursuant to Clause 21.4 (Security over Lender's rights); (viii) who is a Party; or (ix) with the consent of the Borrower; in each case, such Confidential Information as the Lender shall consider appropriate if: (A) in relation to paragraphs (b)(i), (b)(ii) and (b)(iii) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking except that there shall be no requirement for a Confidentiality Undertaking if the recipient is a professional adviser and is subject to professional obligations to maintain the confidentiality of the Confidential Information; (B) in relation to paragraph (b)(iv) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking or is otherwise bound by requirements of confidentiality in relation to the Confidential Information they receive and is informed that some or all of such Confidential Information may be price-sensitive information; (C) in relation to paragraphs (b)(v), (b)(vi) and (b)(vii) above, the person to whom the Confidential Information is to be given is informed of its confidential nature and that

55 some or all of such Confidential Information may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of the Lender, it is not practicable so to do in the circumstances; and (c) to any person appointed by the Lender or by a person to whom paragraph (b)(i) or (b)(ii) above applies to provide administration or settlement services in respect of one or more of the Finance Documents, such Confidential Information as may be required to be disclosed to enable such service provider to provide any of the services referred to in this paragraph (c) if the service provider to whom the Confidential Information is to be given has entered into a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Borrower and the Lender. 33.3 Entire agreement This Clause 33 constitutes the entire agreement between the Parties in relation to the obligations of the Lender under the Finance Documents regarding Confidential Information and supersedes any previous agreement, whether express or implied, regarding Confidential Information. 33.4 Inside information The Lender acknowledges that some or all of the Confidential Information is or may be price- sensitive information and that the use of such information may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and the Lender undertakes not to use any Confidential Information for any unlawful purpose. 33.5 Notification of disclosure The Lender agrees (to the extent permitted by law and regulation) to inform the Borrower: (a) of the circumstances of any disclosure of Confidential Information made pursuant to paragraph (b)(v) of Clause 33.2 (Disclosure of Confidential Information) except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and (b) upon becoming aware that Confidential Information has been disclosed in breach of this Clause 33. 33.6 Continuing obligations The obligations in this Clause 33 are continuing and, in particular, shall survive and remain binding on the Lender for a period of twelve months from the earlier of: (a) the date on which all amounts payable by the Borrower under or in connection with this Agreement have been paid in full and all Commitments have been cancelled or otherwise cease to be available; and (b) the date on which the Lender otherwise ceases to be the Lender. 34. COUNTERPARTS Each Finance Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document.

56 SECTION 11 GOVERNING LAW AND ENFORCEMENT 35. GOVERNING LAW This Agreement and any non-contractual obligations arising out of or in connection with it are governed by Dutch law. 36. ENFORCEMENT (a) The courts of Amsterdam, the Netherlands, have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to non-contractual obligations arising out of or in connection with this Agreement or a dispute regarding the existence, validity or termination of this Agreement) (a “Dispute”). (b) Notwithstanding paragraph (a) above, the Lender shall not be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction, and in the chamber for international commercial matters at the Amsterdam District Court (the Netherlands Commercial Court). To the extent allowed by law, the Lender may take concurrent proceedings in any number of jurisdictions. This Agreement has been entered into on the date stated at the beginning of this Agreement.

57 SCHEDULE 1 CONDITIONS PRECEDENT 1. Transaction Obligors (a) A copy of the constitutional documents of each Transaction Obligor and in respect of the Parent a certification of registration from the Icelandic Register of Enterprises (Icelandic: vottorð (útskrift) úr hlutafélagaskrá). (b) A copy of a resolution of the board of directors of each Transaction Obligor: (i) approving the terms of, and the transactions contemplated by, the Finance Documents and resolving that it execute the Finance Documents; (ii) authorising a specified person or persons to execute the Finance Documents on its behalf; and (iii) authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, any Utilisation Request) to be signed and/or despatched by it under or in connection with the Finance Documents. (c) A copy of a resolution signed by all the holders of the issued shares in the Borrower: (i) approving the execution of, and the terms of, and the transactions contemplated by, the Finance Documents; and (ii) if applicable, appointing one or more authorised persons to represent the Borrower in the event of a conflict of interest or confirming that no such person has been appointed. (d) A specimen of the signature of each person authorised by the resolution referred to in paragraph (b) above. (e) A certificate of each Transaction Obligor (signed by a director) confirming that borrowing or securing, as appropriate, the Commitment would not cause any borrowing, security or similar limit binding on the Borrower to be exceeded. (f) A certificate of an authorised signatory of each Transaction Obligor certifying that each copy document relating to it specified in this Schedule 1 is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement. 2. Security Confirmation from the Lender that it has received: (i) a true copy (afschrift) of the Dutch Mortgage Agreement; (ii) a copy of the Dutch Omnibus Pledge Agreement; (iii) a true copy (afschrift) of the Dutch Share Pledge Agreement; and (iv) evidence of registration of the mortgage created by the Dutch Mortgage Agreement with the Dutch land register.

58 3. Opinions (a) A legal opinion of Linklaters LLP, legal advisers to the Lender in Netherlands, substantially in the form agreed by the Lender prior to signing this Agreement. (b) A legal opinion of Logos Slf, legal advisers to the Borrower in Iceland, substantially in the form agreed by the Lender prior to signing this Agreement. (c) A fairness opinion of Pendo Advisors, LLC, trustee under certain bonds issued by Topco, as required by the underlying bond documentation. 4. Insurance (a) Evidence, by way of a letter from the Borrower’s insurance brokers addressed to the Lender, that the insurance cover in force in respect of the Property complies with the terms of this Agreement and the necessary premia have been paid. (b) An insurance valuation of the Property. 5. Ground Lease (a) All title documents relating to the Borrower's interests in the Ground Lease, including but limited to copies of: (i) the Ground Lease; (ii) land registry extracts; (iii) any division deeds in relation to the Property; and (iv) such further items as may be required for the purposes of verifying the Borrower’s interest in the Ground Lease. (b) Copies of any building and Environmental Permits in relation to the Property and the Ground Lease. (c) A legal due diligence report prepared by NautaDutilh N.V., addressed to and capable of being relied upon by the Lender (including the report provider holding professional indemnity insurance cover in an amount no less than the value of the Ground Lease) on, amongst other things: (i) title in respect of the Ground Lease evidencing a good and marketable title; (ii) existence and validity of Material Licences; (iii) existence and validity of Environmental Permits; and (iv) compliance with applicable zoning and planning laws. (d) A clear land register search against the Ground Lease and the Property, dated no earlier than the initial Utilisation Date. 6. Other documents and evidence (a) A copy of any other Authorisation or other document, opinion or assurance which the Lender considers to be necessary or desirable (if it has notified the Borrower accordingly) in connection

59 with the entry into and performance of the transactions contemplated by any Finance Document or for the validity and enforceability of any Finance Document. (b) A true copy (afschrift) of the notarial deed amending the articles of association of the Borrower so that these articles of association do not restrict or inhibit any transfer of the shares in the Borrower on creation or enforcement of all or any part of these shares. (c) The Original Financial Statements. (d) Evidence that the fees, costs and expenses then due from the Borrower pursuant to Clause 10 (Fees) and Clause 15 (Costs and expenses) have been paid or will be paid by the first Utilisation Date. (e) A copy of the executed tripartite agreement between the Borrower, the Lender and the Parent to amend the supply contract between the Borrower and the Parent originally dated 1 January 2022.

60 SCHEDULE 2 UTILISATION REQUEST From: Century Aluminum Vlissingen B.V. To: Glencore International AG Dated: Dear Sirs Century Aluminum Vlissingen B.V. – U.S.$90,000,000 Facility Agreement dated [ ] (the "Agreement") 1. We refer to the Agreement. This is a Utilisation Request. Terms defined in the Agreement have the same meaning in this Utilisation Request unless given a different meaning in this Utilisation Request. 2. We wish to borrow a Loan on the following terms: Proposed Utilisation Date: [ ] (or, if that is not a Business Day, the next Business Day) Amount: [ ] or, if less, the Available Commitment Interest Period: [ ] 3. We confirm that each condition specified in Clause 4.2 (Further conditions precedent) of the Agreement is satisfied on the date of this Utilisation Request. 4. [This Loan is to be made in [whole]/[part] for the purpose of refinancing [identify maturing Loan].]/[The proceeds of this Loan should be credited to [account].] 5. This Utilisation Request is irrevocable. Yours faithfully ………………………………… authorised signatory for Century Aluminum Vlissingen B.V.

SIGNATURE PAGES The Borrower Century Aluminum Vlissingen B.V. Address: Frankrijkweg 2 a, Harbor 5977, 4389PB Ritthem, the Netherlands Attention: Management board By: _/s/ John Vincent DeZee_________ Name: John Vincent DeZee Title: Authorised attorney-in-fact

The Lender Glencore International AG By: _/s/ Ian Sloman______________ __/s/ Martin Haering______________ Name: Ian Sloman Name: Martin Haering Title: Officer Title: Officer